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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


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                             WASHINGTON, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                JANUARY 14, 2004






                               PALWEB CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





          OKLAHOMA                 000-26331                   75-1984048
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(STATE OR OTHER JURISDICTION      (COMMISSION                (I.R.S. EMPLOYER
      OF INCORPORATION)           FILE NUMBER)              IDENTIFICATION NO.)





                 1607 WEST COMMERCE STREET, DALLAS, TEXAS 75208
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               (Address of principal executive offices) (Zip Code)





                                 (214) 698-8330
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              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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         (c) Exhibits

             99.1       Press Release dated January 14, 2004.






ITEM 9.  REGULATION FD DISCLOSURE
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         On January 14, 2004, the Registrant announced that it had entered into an agreement with Big Cola, one of Mexico's largest cola producers. The press release regarding this announcement is furnished as Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       PALWEB CORPORATION


Date:    January 19, 2004              By: /s/ Warren F. Kruger
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                                           Warren F. Kruger
                                           President and Chief Executive Officer